SECOND AMENDED AND RESTATED GUARANTY

This SECOND AMENDED AND RESTATED GUARANTY (the “Guaranty”), dated as of September 30, 2011, is made by Houston Wire & Cable Company, a Delaware corporation (the “Guarantor”), in favor of Bank of America, N.A., a national banking association, as agent (“Agent”), for the benefit of the Agent and each of the Lenders from time to time parties to the hereinafter defined Loan Agreement (“Lenders”).

WITNESSETH:

WHEREAS, Guarantor executed a certain Amended and Restated Guaranty (“2009 Guaranty”) in favor of Agent in connection with a certain Second Amended and Restated Loan and Security Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “2009 Loan Agreement”) dated as of September 21, 2009 by and among Agent, the lenders signatory thereto (“Lenders”), Guarantor and HWC Wire & Cable Company, a Delaware corporation (“Borrower Agent”); and

WHEREAS, Agent, Lenders, Guarantor and Borrower Agent wish to amend and restate the 2009 Loan Agreement pursuant to that certain Third Amended and Restated Loan and Security Agreement dated as of the date hereof (the same, as it may be amended, restated, supplemented or otherwise modified and in effect from time to time, the “Loan Agreement”) by and among Agent, Lenders, Guarantor, Borrower Agent and the other Domestic Subsidiaries of Borrower Agent that become a borrower party thereto (Borrower Agent and each such other Domestic Subsidiary, individually, a “Borrower” and collectively, “Borrowers”); and

WHEREAS, the Guarantor continues to own all of the outstanding shares of capital stock of Borrower Agent and, as such, will derive direct and indirect economic benefits from the continuing making of the “Loans” (as defined in the Loan Agreement); and

WHEREAS, in connection with the making of the Loans under the Loan Agreement and as a condition precedent thereto, Agent and Lenders require that the Guarantor shall have executed and delivered this Second Amended and Restated Guaranty;

NOW, THEREFORE, in consideration of the premises and in order to induce Agent and Lenders to make the Loans and to issue the Letters of Credit under the Loan Agreement, the Guarantor hereby agrees with Agent and Lenders, for benefit of Agent and Lenders:

1.           Defined Terms

Capitalized terms used herein which are not otherwise defined herein are used with the meanings ascribed to such terms in the Loan Agreement.

2.           Guaranty of Payment

(a)           The Guarantor hereby unconditionally guaranties the full and prompt payment to Agent, for its benefit and for the benefit of Lenders when due, upon demand, at maturity or by reason of acceleration or otherwise and at all times thereafter, of any and all of the Obligations.

(b)           The Guarantor acknowledges that valuable consideration supports this Guaranty, including, without limitation, the consideration set forth in the recitals above.

(c)           The Guarantor agrees that all payments under this Guaranty shall be made in United States currency in the same manner as provided for in the Loan Agreement.

3.           Costs and Expenses

The Guarantor agrees to pay on demand, if not paid by Borrowers, all reasonable costs and expenses of every kind incurred by Agent or any Lender; (a) in enforcing this Guaranty; (b) in collecting any of the Obligations from Borrowers or the Guarantor; and (c) in realizing upon or protecting any collateral for this Guaranty or for payment of any of the Obligations.  “Costs and expenses” as used in the preceding sentence shall include, without limitation, the actual reasonable attorneys’ fees incurred by Agent or any Lender in retaining counsel for advice, suit, appeal, any insolvency or other proceedings under the Bankruptcy Code or (as defined below) otherwise, or for any purpose specified in the preceding sentence.

4.           Nature of Guaranty:  Continuing, Absolute and Unconditional

(a)          This Guaranty is and is intended to be a continuing guaranty of payment of the Obligations, independent of and in addition to any other guaranty, indorsement, collateral or other agreement held by Agent or any Lender therefor or with respect thereto, whether or not furnished by the Guarantor.  The obligations of the Guarantor to repay the Obligations hereunder shall be unlimited.  At all times prior to the final payment and performance in full of the Obligations, the Guarantor shall have no right of subrogation with respect to the Obligations or any payments made by the Guarantor hereunder and hereby waives any right to enforce any remedy which Agent or any Lender now have or may hereafter have against Borrowers or any endorser or any other guarantor of all or any part of the Obligations.  The Guarantor hereby waives any benefit of, and any right to participate in, any security or collateral given to Agent or Lenders to secure payment of the Obligations or any part thereof, and the Guarantor agrees that it will not take any action to enforce any obligations of Borrowers to the Guarantor prior to the Obligations being paid in full; provided that, in the event of the bankruptcy or insolvency of any Borrower, Agent, and Lenders shall be entitled notwithstanding the foregoing, to file in the name of the Guarantor or in their own name a claim for any and all indebtedness owing to the Guarantor by Borrowers (exclusive of this Guaranty), to vote such claim and to apply the proceeds of any such claim to the Obligations.

(b)          For the further security of Agent, for its benefit and the benefit of Lenders, and without in any way diminishing the liability of the Guarantor, until all of the Obligations have been paid in full, all debts and liabilities, present or future of Borrowers to the Guarantor and, except as otherwise permitted by the Loan Agreement, all monies received from Borrowers or for their account by the Guarantor in respect thereof shall be received in trust for Agent, for its benefit and the benefit of Lenders, and forthwith upon receipt shall be paid over to Agent, for its benefit and the benefit of Lenders, to be credited and applied, whether the Obligations are matured or unmatured, in accordance with the terms of the Loan Agreement.  This assignment and postponement is independent of and severable from this Guaranty and shall remain in full effect whether or not the Guarantor is liable for any amount under this Guaranty.

(c)           This Guaranty is absolute and unconditional and shall not be changed or affected by any representation, oral agreement, act or thing whatsoever, except as herein provided.  This Guaranty is intended by the Guarantor to be the final, complete and exclusive expression of the guaranty agreement between the Guarantor, Agent and Lenders.  No modification or amendment of any provision of this Guaranty shall be effective unless in writing and signed by a duly authorized officer of Agent and by the Guarantor.

(d)           Until final payment and performance in full of the Obligations, the Guarantor hereby releases Borrowers from all, and agrees not to assert or enforce (whether by or in a legal or equitable proceeding or otherwise) any, “claims” (as defined in Section 101(4) of the United States Bankruptcy Code, as amended (the “Bankruptcy Code”)), whether arising under any law, ordinance, rule, regulation, order, policy or other requirement of any domestic or foreign government, or any instrumentality or agency thereof, having jurisdiction over the conduct of its business or assets or otherwise, to which the Guarantor is or would at any time be entitled by virtue of its obligations hereunder, any payment made pursuant hereto or the exercise by Agent of its rights with respect to the Collateral, including any such claims to which the Guarantor may be entitled as a result of any right of subrogation, exoneration or reimbursement.

5.           Certain Rights and Obligations

(a)          To the extent permitted by applicable law, the Guarantor authorizes Agent, for its benefit and the benefit of Lenders, without notice, demand or any reservation of rights against the Guarantor and without affecting the Guarantor’s obligations hereunder, from time to time:

   (i)             to renew, extend, increase, accelerate or otherwise change the time for payment of, the terms of or the interest on the Obligations or any part thereof or grant other indulgences to Borrowers or others as provided by an amendment(s) to the Loan Agreement executed by Borrowers, Agent and Lenders and/or Required Lenders, the terms of the Loan Agreement with respect to acceleration or in any waiver or consent executed by Agent, Lenders and/or Required Lenders, with respect to any indulgence;

    (ii)           to accept from any Person and hold collateral for the payment of the Obligations or any part thereof, and to modify, exchange, enforce or refrain from enforcing, or release, compromise, settle, waive, subordinate or surrender, with or without consideration, such collateral or any part thereof;

        (iii)          to accept and hold any indorsement or guaranty of payment of the Obligations or any part thereof, and to discharge, release or substitute any such Obligation of any such indorser or guarantor, or any Person who has given any security interest in any collateral as security for the payment of the Obligations or any part thereof, or any other Person in any way obligated to pay the Obligations or any part thereof, and to enforce or refrain from enforcing, or compromise or modify, the terms of any obligation of any such indorser, guarantor, or Person;

(iv)           to dispose of any and all collateral securing the Obligations in any manner as Agent in its sole discretion may deem appropriate, and to direct the order or manner of such disposition and the enforcement of any and all endorsements and guaranties relating to the Obligations or any part thereof as Agent in its sole discretion may determine;

(v)           except as otherwise provided in the Loan Agreement, to determine the manner, amount and time of application of payments and credits, if any, to be made on all or any part of any component or components of the Obligations (whether principal, interest, fees, costs, and expenses, or otherwise) including, without limitation, the application of payments received from any source to the payment of indebtedness other than the Obligations even though Agent might lawfully have elected to apply such payments to the Obligations to amounts which are not covered by this Guaranty; and

(vi)           to take advantage or refrain from taking advantage of any security or accept or make or refrain from accepting or making any compositions or arrangements when and in such manner as Agent in its sole discretion may deem appropriate;

and generally to do or refrain from doing any act or thing which might otherwise, at law or in equity, release the liability of the Guarantor as a guarantor or surety in whole or in part, and in no case shall Agent be responsible or shall the Guarantor be released either in whole or in part for any act or omission in connection with Agent or any Lender having sold any collateral for less than fair value.

(b)           If any default shall be made in the payment of any of the Obligations and any grace period has expired with respect thereto as provided in the Loan Agreement, the Guarantor hereby agrees to pay the same in full to the extent hereinafter provided:

(i)            without deduction by reason of any setoff, defense (other than payment) or counterclaim of any Borrower;

(ii)           without requiring presentment, protest or notice of nonpayment or notice of default to the Guarantor, to Borrowers or to any other Person;

(iii)          without demand for payment or proof of such demand or filing of claims with a court in the event of receivership, bankruptcy or reorganization of any Borrower;

(iv)          without requiring Agent or any Lender to resort first to any Borrower (this being a guaranty of payment and not of collection) or to any other guaranty or any collateral which Agent or any Lender may hold;

(v)           without requiring notice of acceptance hereof or assent hereto by Agent;

(vi)          without requiring notice that any of the Obligations have been incurred, extended or continued or of the reliance by Agent or any Lender upon this Guaranty;

all of the foregoing which the Guarantor hereby waives.

(c)           To the extent permitted by applicable law, the Guarantor’s obligation hereunder shall not be affected by any of the following, all of which the Guarantor hereby waives:

(i)            any failure to perfect or continue the perfection of any security interest in or other lien on any collateral securing payment of any of the Obligations or the Guarantor’s obligation hereunder;

(ii)           the invalidity, unenforceability, propriety of manner of enforcement of, or loss or change in priority of, any such security interest or other lien or guaranty of the Obligations;

(iii)          any failure to protect, preserve or insure any such collateral;

(iv)           failure of the Guarantor to receive notice of any intended disposition of such collateral;

(v)           any defense arising by reason of the cessation from any cause whatsoever of liability of any Borrower including, without limitation, any failure, negligence or omission by Agent or any Lender in enforcing their claims against any Borrower;

(vi)          any release, settlement or compromise of any obligation of any Borrower;

(vii)         the invalidity or unenforceability of any of the Obligations;

(viii)        any change of ownership of any Borrower or the insolvency, bankruptcy or any other change in the legal status of any Borrower;

(ix)           any change in, or the imposition of, any law, decree, regulation or other governmental act which does or might impair, delay or in any way affect the validity, enforceability or the payment when due of the Obligations;

(x)            the existence of any claim, setoff or other right which the Guarantor may have at any time against Agent or any Lender or any Borrower in connection herewith or any other transaction, related or unrelated;

(xi)           Agent’s or any Lender’s election, in any case instituted under chapter 11 of the Bankruptcy Code, of the application of section 1111(b)(2) of the Bankruptcy Code;

(xii)          any borrowing, use of cash collateral, or grant of a security interest by Borrower, as debtor in possession, under sections 363 or 364 of the Bankruptcy Code;

(xiii)         the disallowance of all or any portion of any of Agent’s or any Lender’s claims for repayment of the Obligations under sections 502 or 506 of the Bankruptcy Code; or

(xiv)        any other fact or circumstance which might otherwise constitute grounds at law or equity for the discharge or release of the Guarantor from its obligations hereunder (other than termination of this Guaranty in accordance with Section 8 hereof), all whether or not the Guarantor shall have had notice or knowledge of any act or omission referred to in the foregoing clauses (i) through (xiii) of this subsection 5(c).

6.           Representations and Warranties

The Guarantor further represents and warrants to Agent and Lenders that:

(a)           The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has full power, authority and legal right to own its property and assets and to transact the business in which it is engaged.

(b)           The Guarantor has full power, authority and legal right to execute and deliver, and to perform its obligations under, this Guaranty and each other Loan Document to which it is a party and to carry out the related transactions to which it is a party, and all necessary corporate action to authorize the guaranty hereunder, such other Loan Documents and such related transactions on the terms and conditions hereof and thereof and to authorize the execution, delivery and performance of this Guaranty, such other Loan Documents and such related transactions has been duly taken.

(c)           This Guaranty and the other Loan Documents and any other related transactions documents to which the Guarantor is a party have been duly executed and delivered by the Guarantor and constitute legal, valid and binding obligations of the Guarantor enforceable against the Guarantor in accordance with their respective terms, except to the extent that such enforceability is subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and moratorium laws and other laws of general application affecting enforcement of creditors’ rights generally, or the availability of equitable remedies, which are subject to the discretion of the court before which an action may be brought.

(d)           As of the Closing Date, the authorized capital structure of the Guarantor is as forth in Guarantor’s public filings as required by the Securities Act of 1933, as amended from time to time, and/or by the Exchange Act.

(e)           The Guarantor is duly qualified and in good standing wherever necessary to carry on their present business and operations, except in jurisdictions in which the failure to be qualified and in good standing could not reasonably be expected to have a material adverse effect on the ability of the Guarantor to perform its obligations under any Loan Document to which it is a party or of Agent or any Lender to enforce or collect any of the Obligations.

(f)           The execution, delivery and performance by the Guarantor of this Guaranty and each other related transactions document to which the Guarantor is a party, and the consummation of the transactions contemplated by this Guaranty and each of the related transactions documents to which it is a party do not and will not violate, conflict with, result in a breach of, or constitute a default (with due notice of lapse of time or both) under any contract of the Guarantor, except if such violations, conflicts, breaches or defaults have either been waived on or before the Closing Date or could not reasonably be expected to have a material adverse effect on the ability of the Guarantor to perform its obligations under any Loan Document to which it is a party or of Agent or any Lender to enforce or collect any of the Obligations.

(g)           Any representations and warranties set forth in the Loan Agreement relating to the Guarantor are and, after giving effect to the related transactions, will be true, correct and complete.

7.           Covenants

The Guarantor covenants with Agent and Lenders that:

(a)           The Guarantor shall not grant any security interest in or permit any lien, claim or encumbrance upon any of its assets in favor of any third party other than liens and security interests in favor of Agent; provided that the Guarantor may grant a mortgage lien on its Real Estate.

(b)           The Guarantor will not engage in any type of business activity other than its ownership of the capital stock of Borrower Agent or any other Borrower, the performance of its obligations under the Loan Documents to which it is a party and the ownership of assets and businesses (including, without limitation, the capital stock of Subsidiaries other than a Borrower) that are related to, or extensions of, the business of Borrowers.

(c)           The Guarantor shall not, nor shall the Guarantor permit any of its Subsidiaries to, enter into any indenture, agreement, instrument or other arrangement which, (i) directly or indirectly, prohibits or restrains, or has the effect of prohibiting or restraining, or imposes materially adverse conditions upon, the incurrence of the obligations of the Guarantor hereunder, or (ii) contains any provisions which would be violated or breached by the performance by the Guarantor of its obligations hereunder.

(d)           The Guarantor hereby assumes and adopts and agrees to perform, comply with and be bound by all of the terms and conditions, including without limitation affirmative and negative covenants, set forth in the Loan Agreement which relate to the Guarantor, with such terms and conditions, including without limitation such affirmative and negative covenants, being incorporated in this Guaranty by reference.

8.           Termination

This Guaranty shall remain in full force and effect until all of the Obligations shall be finally and irrevocably paid in full (other than continuing indemnity obligations that are not pending or threatened) and the commitments of Agent and Lenders under the Loan Agreement and the Letters of Credit shall have been terminated.  Thereafter, but subject to the following, Agent shall take such action and execute such documents as the Guarantor may request (and at the Guarantor’s cost and expense) in order to evidence the termination of this Guaranty.  Payment of all of the Obligations from time to time shall not operate as a discontinuance of this Guaranty.  The Guarantor further agrees that, to the extent that a Borrower makes a payment or payments to Agent or any Lender on the Obligations, or Agent or any Lender receives any proceeds of collateral securing the Obligations which payment or receipt of proceeds or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be returned or repaid to such Borrower, its estate, trustee, receiver, debtor in possession or any other Person, including, without limitation, the Guarantor, under any insolvency or bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment, return or repayment, the obligation or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date when such initial payment, reduction or satisfaction occurred, and this Guaranty shall continue in full force notwithstanding any contrary action which may have been taken by Agent or any Lender in reliance upon such payment, and any such contrary action so taken shall be without prejudice to Agent’s or any Lender’s rights under this Guaranty and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

9.           Guaranty of Performance

The Guarantor also guaranties the full, prompt and unconditional performance of all obligations and agreements of every kind owed or hereafter to be owed by Borrowers to Agent or any Lender under the Loan Agreement and the other Loan Documents to which any Borrower is a party.  Every provision for the benefit of Agent and Lenders contained in this Guaranty shall apply to the guaranty of performance given in this Section 9.

10.         Assumption of Liens and Obligations

To the extent that the Guarantor has received or shall hereafter receive distributions or transfers from any Borrower of property or cash (other than distributions permitted by the Loan Agreement) that are subject, at the time of such distribution or transfer, to liens and security interests in favor of Agent and Lenders in accordance with the Loan Agreement or the other Loan Documents, the Guarantor hereby expressly agrees that:

(a)           it shall hold such assets subject to such liens and security interests and subject to the terms of the Loan Agreement and the other Loan Documents; and

(b)           it shall be liable for the payment of the Obligations secured thereby.

The Guarantor’s obligations under this Section 10 shall be in addition to its obligations as set forth in other sections of this Guaranty and not in substitution therefor or in lieu thereof.

11.         Taxes

All payments hereunder shall be made without any counter-claim or set-off, free and clear of, and without reduction by reason of, any taxes, levies, imposts, charges and withholdings, restrictions or conditions of any nature (“Taxes”), which are now or may hereafter be imposed, levied or assessed by any country, political subdivision or taxing authority, all of which will be for the account of and paid by the Guarantor.  If for any reason, any such reduction is made or any Taxes are paid by Agent or any Lender, the Guarantor will pay to Agent or such Lender such additional amounts as may be necessary to ensure that Agent or such Lender receives the same net amount which they would have received had not reduction been made or Taxes paid.

12.         Miscellaneous

(a)           The terms “Borrower,” “Borrowers” and “Guarantor” as used in this Guaranty shall include:  (i) any successor individual or individuals, association, partnership or corporation to which all or substantially all of the business or assets of any Borrower or the Guarantor, respectively, shall have been transferred; and (ii) any other corporation or other entity into or with which any Borrower or the Guarantor, as appropriate, shall have been merged, consolidated, reorganized or absorbed.

(b)           Without limiting any other right of Agent or any Lender, whenever Agent or any Lender has the right to declare any of the Obligations to be immediately due and payable (whether or not it has been so declared), Agent or any Lender at its sole election without notice to the undersigned, may appropriate and set off against the Obligations:

(i)            any and all indebtedness or other moneys due or to become due to the Guarantor by Agent or such Lender in any capacity; and

(ii)           any credits or other property belonging to the Guarantor (including all account balances, whether provisional or final and whether or not collected or available) at any time held by or coming into the possession of Agent or any Lender, or any affiliate of Agent or any Lender, whether for deposit or otherwise;

whether or not the Obligations are, or the obligation to pay such moneys owed by Agent or any Lender is, then due, and Agent or any Lender shall be deemed to have exercised such right of setoff immediately at the time of such election even though any charge therefor is made or entered on Agent’s or such Lender’s records subsequent thereto.  Agent and each Lender agrees to notify the Guarantor in a reasonably practicable time of any such setoff, however, failure to so notify the Guarantor shall not affect the validity of any setoff.

(c)           The Guarantor’s obligation hereunder is to pay the Obligations in full when due according to the Loan Agreement to the extent provided herein, and shall not be affected by any stay or extension of time for payment by any Borrower resulting from any proceeding under the Bankruptcy Code or any similar law.

(d)           No course of dealing between any Borrower or the Guarantor and Agent or any Lender and no act, delay or omission by Agent in exercising any right or remedy hereunder or with respect to any of the Obligations shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy.  Agent may remedy any default by Borrowers under any agreement with Borrowers or with respect to any of the Obligations in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default by Borrowers.  All rights and remedies of Agent hereunder are cumulative.

(e)           This Agreement shall inure to the benefit of Agent and Lenders and their successors and assigns under the Loan Agreement.

(f)           Captions of the sections of this Guaranty are solely for the convenience of Agent, Lenders and the Guarantor, and are not an aid in the interpretation of this Guaranty, and do not constitute part of the agreement of the parties set forth herein.

(g)           If any provision of this Guaranty is unenforceable in whole or in part for any reason, the remaining provisions shall continue to be effective.

(h)           THE GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY AND THE GUARANTOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.  NOTHING HEREIN SHALL LIMIT THE RIGHT OF AGENT TO BRING PROCEEDINGS AGAINST THE GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION.  ANY JUDICIAL PROCEEDING BY THE GUARANTOR AGAINST AGENT OR ANY LENDER OR ANY AFFILIATE THEREOF INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS GUARANTY SHALL BE BROUGHT ONLY IN A COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS.

(i)           THE GUARANTOR AND AGENT HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY, OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS GUARANTY.  THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS GUARANTY, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.  THE GUARANTOR AND AGENT ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS.  THE GUARANTOR AND AGENT FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR  IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY.  IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.  THE GUARANTOR AND AGENT ALSO WAIVE ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF AGENT AND THE GUARANTOR.

(j)           THE GUARANTOR WAIVES THE BENEFIT OF ALL VALUATION, APPRAISAL AND EXEMPTION LAWS, TO THE EXTENT PERMITTED BY LAW.

(k)           TO THE EXTENT PERMITTED BY LAW, IF AN EVENT OF DEFAULT SHALL HAVE OCCURRED AND BE CONTINUING UNDER THE LOAN AGREEMENT, THE GUARANTOR HEREBY WAIVES ALL RIGHTS TO NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY AGENT OR ANY LENDER OF ITS RIGHTS TO REPOSSESS THE COLLATERAL WITHOUT JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON THE COLLATERAL WITHOUT PRIOR NOTICE OR HEARING.  THE GUARANTOR ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY COUNSEL OF ITS CHOICE WITH RESPECT TO THIS TRANSACTION AND THIS GUARANTY.

(l)           THIS GUARANTY AND THE TRANSACTIONS EVIDENCED HEREBY SHALL BE CONSTRUED UNDER THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISION) OF THE STATE OF ILLINOIS.

(m)           Any notice or other communication required shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied, sent by overnight courier service or U.S. mail and shall be deemed to have been given:  (a) if delivered in person, when delivered; (b) if delivered by telecopy, on the date of transmission if transmitted on a Business Day and receipt is confirmed by the recipient on such date, or otherwise on the next Business Day; (c) if delivered by overnight courier, two (2) days after delivery to the courier properly addressed; or (d) if delivered by U.S. mail, four (4) Business Days after deposit with postage prepaid and properly addressed.

Notices shall be addressed as follows:

If to Guarantor:	Houston Wire & Cable Company
10201 North Loop East
Houston, Texas 77029
Attn: Nicol G. Graham
Telecopy No.: (713) 609-2205

If to Agent:	c/o Bank of America, N.A., as agent
135 South LaSalle Street
Chicago, IL 60603
Attn: Mr. Steven J. Chalmers
Telecopy No.: (312) 904-7190

(n)           Each of the agreements, representations and warranties made or incorporated herein shall survive the execution and delivery of this Guaranty, the making of the Loans and the issuance of the Letters of Credit under the Loan Agreement, the execution and delivery of the other Loan Documents and the consummation of all related transactions.

(o)           This Guaranty amends and restates the 2009 Guaranty.

[signature page follows]

(Signature Page to Second Amended and Restated Guaranty)

IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Guaranty to be duly executed and delivered by its duly authorized officer on the date first above written.

HOUSTON WIRE & CABLE COMPANY, a Delaware corporation

By:	/s/ Charles A. Sorrentino
Name:	Charles A. Sorrentino
Title:	CEO and Director

(Signature Page to Second Amended and Restated Guaranty)

ACKNOWLEDGED THIS 30th day of September, 2011.

BANK OF AMERICA, N.A., a national banking association

By:	/s/ Steven J. Chalmers
Steven J. Chalmers
Vice President